EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of May 19, 2005, by and among Terra Insight Corporation, a Delaware corporation ("Terra"), CompuPrint, Inc., a North Carolina corporation ("CPPT") (the term the "Company" used herein refers Terra and CPPT giving effect to a reorganization involving the two corporations (the "Reorganization")), and the person(s) set forth on the signature page hereto (the "Stockholder").

                                    RECITAL:

         The Company and Stockholders are parties to a certain Securities Purchase Agreement of even date (the "Purchase Agreement"), whereby Stockholders purchased such number of Units of shares of CPPT's common stock (the "Securities") at the price of $100,000 per Unit as indicated in the Purchase Agreement. Capitalized terms used but not defined in this Agreement have the meanings assigned to such terms in the Purchase Agreement. As an inducement to Stockholders to enter into the Purchase Agreement, the Company agrees with Stockholders as follows:

                                   AGREEMENT:

         NOW, THEREFORE, the parties hereby agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  1.1 Affiliates. "Affiliate" shall mean any person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, any party specified in this Agreement.

                  1.2 Commission. "Commission" shall mean the United States Securities Exchange Commission or any other federal agency at the time administering the Securities Act.

                  1.3 Common Shares. "Common Shares" shall mean the shares of Common Stock issued at any time to the Stockholders pursuant to the Purchase Agreement.

                  1.4 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  1.5 Person. "Person" shall mean any individual, partnership, limited liability company, corporation, trust or other entity.

                  1.6 Register; Registered; Registration. "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

                  1.7 Registrable Shares. "Registrable Shares" shall mean the Common Shares, and all shares of the Company's Common Stock issued as a dividend on, or other distribution with respect to, or in exchange or in replacement of, the Common Shares, until, in the case of any such security, the earliest of (A) its effective registration under the Securities Act and resale in accordance with the registration statement covering it, (B) the earliest date all of such shares may be sold pursuant to Rule 144(k) under the Securities Act, or (C) its sale pursuant to Rule 144 or a sale otherwise exempt from the registration rights requirements of the Securities Act.


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

                  1.8 Registration Expenses. "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 3, including all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state securities' law fees and expenses, and the expense of any special consents and advice or similar audit services of independent auditors incident to or required by any such registration.

                  1.9 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  1.10 Selling Expenses. "Selling Expenses" shall mean any underwriting discounts and selling commissions associated with the sale of Registrable Securities by a Holder hereunder. Selling Expenses are and shall be the responsibility of the Holder.

         2. RESTRICTIONS ON TRANSFER.

                  2.1 Restrictive Legend. Until such time as the Common Shares have been registered under the Securities Act of 1933, as amended, and may be sold pursuant to such registration statement, or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Common Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Common Shares):

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act.

                  2.2 Notice of Proposed Transfers. Unless there is an effective registration statement under the Securities Act covering a proposed transfer, a Stockholder shall notify the Company of its intention to affect a transfer of any of its Common Shares. Such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except that the requirements set forth in the balance of this sentence need not be complied with where the proposed transaction complies with Rule 144 as long as the Company is furnished with evidence of compliance with such rule) by:

                           (a) an unqualified written opinion of legal counsel
which is reasonably satisfactory to the Company addressed to the Company's counsel, to the effect that the proposed transfer of the Common Shares may be effected without registration of the Securities Act; or

                           (b) a "no action" letter from the Commission to the
effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto;

provided, that this Section 2.2 shall not require a legal opinion or "no action letter" in connection with any sale or transfer to an immediate family member or to an entity controlled by or under common control with the Stockholder.

                  2.3 Compliance. Each certificate evidencing the Common Shares transferred as above provided shall bear the appropriate restrictive legend set forth in Section 2.1, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act or applicable state securities laws.


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         3. REGISTRATION RIGHTS

                  3.1      Shelf Registration.

                           (a) The Company shall prepare and file with the
Commission as soon as practicable but in no event later than ninety (90) days after the final Closing Date of the offering described in the March 31, 2005 Private Placement Memorandum of Terra, a registration statement (the "Initial Shelf Registration Statement," and together with any Subsequent Shelf Registration Statement (as defined below), including, in each case, the prospectus, amendments and supplements to such registration statements, including post-effective amendments, all exhibits, and all materials incorporated by reference or deemed to be incorporated by reference in such registration statements, are herein collectively referred to as the "Shelf Registration Statement") for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the "Securities Act") (the "Shelf Registration"), registering the resale from time to time by a Stockholder of all of the Registrable Shares. The Company shall use reasonable best efforts to cause such Initial Registration Statement to become effective within 180 days of the final Closing Date. The Initial Shelf Registration Statement shall be on an appropriate form under the Securities Act permitting registration of such Registrable Securities for resale by a Stockholder from time to time as set forth in the Initial Shelf Registration Statement. Thereafter, the Company shall (a) use its best efforts, subject to receipt of necessary information from the Stockholders, to cause the Shelf Registration Statement to become effective as soon as practicable after its filing, (b) prepare and file with the Commission any amendments or supplements to the Shelf Registration Statement and the prospectus used in connection therewith that may be necessary to keep the Shelf Registration Statement effective throughout the period (the "Registration Period") until the earlier of
(i) such date that all of the Registrable Shares have been sold by the Stockholders, (ii) such time that all of the Registrable Shares have become eligible for sale pursuant to paragraph (k) of Rule 144 under the Securities Act ("Rule 144"), or (iii) such time that all of the Registrable Shares then held by a Holder can be sold in reliance upon an exemption from registration under the Federal securities laws pursuant to Rule 144, (c) furnish to the Stockholders such number of copies of prospectuses in conformity with the requirements of the Securities Act and other documents as the Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares by the Stockholders and (d) bear all expenses in connection with the foregoing procedures, other than Selling Expenses and expenses of counsel or other advisors, if any, to the Stockholders.

                           (b) If the Initial Shelf Registration Statement or
any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder have been resold pursuant thereto or have otherwise ceased to be Registrable Securities), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend such Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Subsequent Shelf Registration Statement continuously effective until the end of the Effectiveness Period.

                           (c) The Company shall supplement and amend the Shelf
Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act.

                           (d) Notwithstanding any other provisions of this
Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                           (e) The Company shall (i) file the Initial Shelf
Registration Statement within the timeline set forth in Section 3.1(a), (ii) file a request for acceleration in accordance with Rule 461 under the Securities Act within five business days after being notified by the Commission that the Initial Shelf Registration


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Statement or Shelf Registration Statement, as the case may be, will not be reviewed or will not be subject to further review, (iii) promptly file a pre-effective amendment and otherwise respond in writing to address, in good faith, comments made by the Commission in connection with any review of the Shelf Registration Statement and shall use its best efforts to do so after the receipt of those comments or notice from the Commission that an amendment is required for the Shelf Registration Statement, or (iv) maintain the effectiveness of the Shelf Registration Statement for all Registrable Shares after it is declared effective. In the event the Company fails to perform its obligations pursuant to this provision, for each thirty (30) days that such Initial Shelf Registration Statement is not filed the Company shall pay the Stockholders liquidated damages equal to two percent (2%) of the total issued share capital of the Company in Common Stock. With respect to the aforementioned liquidated damage award, each Stockholder shall receive shares of Common Stock, pro rata, based on the number of Registrable Shares owned by such Stockholder.

                  3.2 Registration Procedures. In connection with the Shelf Registration contemplated by Section 3.1 hereof, the following provisions shall apply:

                           (a) The Company shall (i) furnish to Stockholders,
prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and the Company shall use its best efforts to reflect in the Shelf Registration Statement, when so filed with the Commission, such comments as the Stockholders may reasonably and timely propose.

                           (b) The Company shall give written notice to
Stockholders (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                                    (i) when the Shelf Registration Statement or
any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                                    (ii) of any request by the Commission for
amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

                                    (iii) of the issuance by the Commission of
any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                                    (iv) of the receipt by the Company or its
legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                                    (v) of the happening of any event that
requires the Company to make changes in the Shelf Registration Statement or the prospectus in order that the Shelf Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

                           (c) The Company shall make every reasonable effort to
obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale.

                           (d) The Company shall make available to Stockholders,
without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Stockholders so request, all exhibits thereto (including those, if any, incorporated by reference).


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                           (e) The Company shall, during the Effectiveness
Period, deliver to Stockholders, without charge, except for normal copying and actual delivery costs, as many copies of the prospectus (including each preliminary prospectus, if any) included in the Shelf Registration Statement and any amendment or supplement thereto as Stockholders may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by Stockholders in connection with the offering and sale of the Registrable Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                           (f) Prior to any public offering of the Registrable
Securities pursuant to any Shelf Registration Statement the Company shall register or qualify or cooperate with the Stockholders and its counsel in connection with the registration or qualification of the Registrable Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as the Stockholders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement, provided, however, that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (f), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction.

                           (g) The Company shall cooperate with Stockholders to
facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Registrable Securities pursuant to such Shelf Registration Statement. Stockholders shall provide such representations as may be reasonably requested by the Company's transfer agent in this regard.

                           (h) Upon the occurrence of any event contemplated by
paragraphs (ii) through (v) of Section 3.2(b) above during the period for which the Company is required to maintain an effective Shelf Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Stockholders, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Stockholders in accordance with paragraphs (ii) through (v) of Section 3.2(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Stockholders shall suspend use of such prospectus and, if so directed by the Company, destroy or deliver to the Company all copies then in Stockholders' possession of the prospectus covering such Registrable Securities that was in effect at the time of such notice (such period during which the availability of the Shelf Registration Statement and any related prospectus is suspended being a "Deferral Period"). The period of effectiveness of the Shelf Registration Statement provided for in Section 3.1(a) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Holders of Registrable Securities shall have received such amended or supplemented prospectus pursuant to this Section 3.2(h). The Company will use its best efforts to ensure that the use of the prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3.2(h) to suspend the availability of the Shelf Registration Statement or any prospectus for one or more periods not to exceed 30 days in any 3 month period and not to exceed, in the aggregate, 90 days in any 12 month period.

                           (i) The Company shall prepare and file with the
Commission such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective for the applicable period specified in Section 3.1(a) and shall cause the related prospectus to be supplemented by any required prospectus supplement to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act. The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration.

                           (j) The Company may require Stockholders to furnish
to the Company such information regarding the Stockholders and the distribution of the Registrable Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement.


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                           (k) The Company shall (i) make reasonably available
for inspection by Stockholders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by Stockholders or any such underwriter, subject to a confidentiality agreement acceptable to the Company, all relevant financial and other records, pertinent corporate documents and properties of the Company and
(ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by Stockholders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of
Section 11 of the Securities Act.

                           (l) The Company shall use its best efforts to take
all other steps necessary to effect the registration of the Registrable Securities covered by a Shelf Registration Statement contemplated hereby.

                           (m) The Company shall as promptly as practicable (if
reasonably requested by Stockholders), incorporate in a prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as Stockholders or shall, on the basis of an opinion of nationally recognized counsel experienced in such matters, determine to be required to be included therein and make any required filings of such prospectus supplement or such post-effective amendment; provided that the Company shall not be required to take any actions under this Section 3.2(m) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

                  3.3 Expenses of Registration. The Company shall pay all Registration Expenses incurred in connection with the performance of the Company's obligations under this Agreement.

         4.       INDEMNIFICATION

                  4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless Stockholders and their Affiliates, against all claims, losses, damages and liabilities, joint or several (or actions in respect thereof, and including, but not limited to, any claims, losses, damages, liabilities or actions relating to purchases and sales of the Registrable Securities), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which any of them may become subject under the Securities Act, the Exchange Act or other federal or state law, arising out of or based on the following:

                           (a) any untrue statement or alleged untrue statement
of a material fact contained in any such registration statement, preliminary prospectus, prospectus, offering circular or other similar document (including any related registration statement, notification or the like, and including any amendment or supplement thereto) incident to any such registration, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (b) any violation by the Company of any federal,
state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance; and

                           (c) any legal and any other expenses reasonably
incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred related to the foregoing.

                  4.2 Indemnification by Stockholders. If Registrable Securities held by a Stockholder are included in the securities as to which such registration is being effected, the Stockholder shall indemnify the Company, each of its officers and directors, each underwriter and each person who controls any underwriter, and each person, if any, who controls the Company or any such underwriter within the meaning of Section 15 of the Securities Act, and each person affiliated with or retained by the Company and who may be subject to liability under any applicable securities laws, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act or other federal or state law, arising out of or based on:

                           (a) any untrue statement or alleged untrue statement
of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not


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misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Stockholders and stated to be specifically for use therein; and

                           (b) any legal and other expenses reasonably incurred
in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred.

                  4.3      Limitation on the Indemnification Obligation.

                           (a) No party required to provide indemnification
under this Section 4 (the "Indemnifying Party") shall be liable, and shall have any indemnification obligation hereunder, for any amounts paid in settlement by any party entitled to indemnification hereunder (the "Indemnified Party") of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnifying Party (which consent shall not be unreasonably withheld).

                           (b) The Company shall not be liable under Section 4.1
hereof for any such claim, loss, damage, liability or expense to the extent it arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to the Company by an instrument duly executed by Stockholders, underwriter or controlling person and stated to be specifically for use therein.

                  4.4 Indemnification Procedure. Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided the Indemnifying Party acknowledges its obligations to indemnify the Indemnified Party with respect to the claim and provided further that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4 except to the extent that the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If the Indemnifying Party does not assume the defense of any claim or proceeding resulting therefrom, the Indemnified Party may defend against such claim or proceeding as the Indemnified Party may deem appropriate and may settle such claim or proceeding in such manner as the Indemnified Party may deem appropriate, all without prejudice to its right to indemnification hereunder.

                  4.5 Contribution, Allocation, etc. If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an Indemnified Party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each Indemnifying Party shall in lieu of indemnifying such Indemnified Party contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and Stockholders, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under Section 4.4. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters or Stockholders, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Stockholders agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an


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Indemnified Party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, Stockholders shall not be required to contribute any amount in excess of the lesser of (i) the proportion that the public offering price of shares sold by Stockholders under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by Stockholders for the sale of Registrable Shares covered by such registration statement and (ii) the amount of any damages which it would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         5. MISCELLANEOUS PROVISIONS.

                  5.1 No Transfer of Registration Rights. The registration rights granted under this Agreement may be assigned or otherwise conveyed by Stockholders provided that the Company is given written notice that such right has been transferred, stating the name and address of said assignee or conveyee, identifying the securities will respect to which such registration rights are being assigned or conveyed.

                  5.2 Authorization; Enforcement. Each of Terra and CPPT has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by Terra and CPPT and the consummation by them of the transactions contemplated hereby and thereby have been duly authorized by the respective Board of Directors of Terra and CPPT. This Agreement has been duly executed and delivered by Terra and CPPT by their authorized representatives, and, as to each, such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind Terra and CPPT accordingly. This Agreement constitutes a legal, valid and binding obligation of Terra and CPPT enforceable against Terra and CPPT in accordance with its terms.

                  5.3 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to conflict of laws or any other rules or principles which may require the application of the laws of any other jurisdiction.

                  5.4 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to Stockholders, upon any breach or default by the Company under this Agreement, shall impair any such right, power or remedy of Stockholders nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Stockholders or any breach or default under this Agreement, or any waiver on the part of Stockholders of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to Stockholders, shall be cumulative and not alternative.

                  5.5 Rule 144. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time, the Company is not required to file such reports, it will, upon the request of Stockholders, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rule 144 under the Securities Act. The Company covenants that it will take such further action as Stockholders may reasonably request, all to the extent required from time to time to enable Stockholders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of Stockholders, the Company shall deliver to Stockholders a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act if not otherwise registered.

                  5.6 Remedies. Each of the parties hereto acknowledges and agrees that any failure by a party to perform its obligations hereunder or otherwise breach this Agreement, irreparable injury may occur for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, a party may obtain such relief as may be required to specifically enforce the other party's obligations hereunder.

                  5.7 No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to Stockholders in this Agreement or otherwise conflicts with the provisions hereof. The Company represents and warrants that the rights granted to Stockholders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of securities of the Company under any agreement in effect on the date hereof.

                  5.8 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, correspondence, arrangements and understandings relating to the subject matter hereof.

                  5.9 Binding Effect. All of the terms, provisions and conditions hereof shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, personal representatives, successors and assigns.

                  5.10 Headings; Construction. The headings contained herein are for the purposes of convenience only, and will not be deemed to constitute a part of this Agreement or to affect the meaning or interpretation of this Agreement in any way. Unless the context clearly states otherwise, the use of the singular or plural in this Agreement shall include the other and the use of any gender shall include all others. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references herein to Sections shall refer to this Agreement unless the context clearly otherwise requires.

                  5.11 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five (5) business days (or seven (7) business days where the addressee is not in the United States) after the day when mailed by certified or registered mail, postage prepaid, to:

                           If to Terra:
                           Attn.: Roman Rozenberg, Chief Executive Officer Terra Insight Corporation
                           c/o Law Offices of Dan Brecher
                           99 Park Avenue, 16th Floor
                           New York, NY 10016
                           Telephone:  917-535-9500
                           Facsimile:  212-808-4155

                           With a copy (which shall not constitute notice) to:

                           Attn.:  Dan Brecher, Esq.
                           Law Offices of Dan Brecher
                           99 Park Avenue, 16th Floor
                           New York, NY 10016
                           Tel:  212-286-0747
                           Fax:  212-808-4155

                           If to CPPT:
                           Attn.: Roman Rozenberg
                           CompuPrint, Inc.
                           c/o Law Offices of Dan Brecher
                           99 Park Avenue, 16th Floor
                           New York, NY 10016
                           Telephone:  917-535-9500
                           Facsimile:  212-808-4155

                           With a copy (which shall not constitute notice) to:

                           Attn.:  Dan Brecher, Esq.
                           Law Offices of Dan Brecher
                           99 Park Avenue, 16th Floor
                           New York, NY 10016
                           Tel:  212-286-0747
                           Fax:  212-808-4155

                           And a second copy (which shall not constitute notice) to:

                           Attn.:  Adam S. Gottbetter, Esq.
                           Gottbetter & Partners, LLP
                           488 Madison Avenue, 12th Floor
                           New York, NY 10022
                           Tel:  212-400-6900
                           Fax No. 212-400-6901

                           If to Stockholder:

                           At the address and facsimile number listed on the signature page of the Purchase Agreement.

or to such other address as any party may, from time to time, designate in a written notice given in a like manner.

                  5.12 Severability of Provisions. If a court in any proceeding holds any provision of this Agreement or its application to any person or circumstance invalid, illegal or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it was held to be invalid, illegal or unenforceable, shall not be affected, and shall be valid, legal and enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties' essential objectives as expressed in this Agreement. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties intend that the court add to this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be valid and enforceable, so as to effect the original intent of the parties to the greatest extent possible.

                  5.13 No Third Party Beneficiaries. This Agreement does not create, and will not be construed as creating, any rights enforceable by any person not a party to this Agreement.

                  5.14 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

                  5.15 Amendment. This Agreement may be amended, modified, superseded, or canceled only by a written instrument signed by all of the parties hereto and any of the terms, provisions and conditions hereof may be waived, only by a written instrument signed by the waiving party.

                  5.16 Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

                            TERRA INSIGHT CORPORATION

                                    By:      /s/ Roman Rozenberg
                                       -----------------------------------------
                                        Roman Rozenberg, Chief Executive Officer

                                    COMPUPRINT, INC.

                                    By:      /s/ David R. Allison
                                       -----------------------------------------
                                             Name:   /s/ David R. Allison
                                             Title:  President

                                    EFS EUROPEAN FINANCIAL SERVICES LTD.

                                    By:      /s/ Urs Meisterhans
                                       -----------------------------------------
                                             Urs Meisterhans, Managing Director